                                  SCHEDULE 13D


CUSIP No. 59156R108                                        Page 8 of 10 Pages


                                                                      Exhibit 1

                            JOINT FILING AGREEMENT

     Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that the Statement on Amendment No. 6 to Schedule 13D, to which this exhibit is attached, is filed on his or her behalf.

     Dated:  August 14, 2001


                  *
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     Robert H. Benmosche


                  *
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     Curtis H. Barnette


                  *
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     Gerald Clark


                  *
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     Joan Ganz Cooney


                  *
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     John C. Danforth


                  *
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     Burton A. Dole, Jr.


                  *
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     James R. Houghton


                  *
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     Harry P. Kamen


                  *
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     Helene L. Kaplan


                  *
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     Charles M. Leighton

                                  SCHEDULE 13D


CUSIP No. 59156R108                                        Page 9 of 10 Pages


                  *
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     Allen E. Murray


                  *
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     Stewart G. Nagler


                  *
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     John J. Phelan, Jr.


                  *
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     Hugh B. Price


                  *
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     Ruth J. Simmons


                  *
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     William C. Steere, Jr.



         * By  /s/ Gwenn L. Carr
               ----------------------------------
               Gwenn L. Carr
               Attorney-in-fact